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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported): May 3, 2000




                          CHARTER COMMUNICATIONS, INC.
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    Delaware
                                    --------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)



      000-27927                                                 43-1857213
      ---------                                                 ----------
(COMMISSION FILE NUMBER)                                    (FEDERAL EMPLOYER)
                                                          IDENTIFICATION NUMBER)


12444 Powerscourt Drive - Suite 100
St. Louis, Missouri                                                    63131
-------------------                                                    -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)              (314) 965-0555
                                                                  --------------



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ITEM 5. OTHER ITEMS.

     On May 3, 2000, Charter Communications, Inc. announced first quarter 2000 financial results. A copy of the press release is being filed as Exhibit 99.1 with this report.



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ITEM 7. EXHIBITS.

          99.1 Press release dated May 3, 2000.*

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*filed herewith


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   CHARTER COMMUNICATIONS, INC.,
                                   registrant




Dated May 3, 2000                  By: /s/ KENT D. KALKWARF
                                       ----------------------------------------
                                        Name:   Kent D. Kalkwarf
                                        Title:  Senior Vice President and Chief
                                                Financial Officer (Principal
                                                Financial Officer and Principal
                                                Accounting Officer)


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                                  EXHIBIT INDEX
                                  -------------


99.1     Press release dated May 3, 2000.